                                                                   EXHIBIT 10.59

                                                                  EXECUTION COPY

BANC OF AMERICA SECURITIES LLC

                     $100,000,000 AGGREGATE PRINCIPAL AMOUNT

                            PER-SE TECHNOLOGIES, INC.

                    3.25% CONVERTIBLE SUBORDINATED DEBENTURES

                                    DUE 2024

                               PURCHASE AGREEMENT

                               DATED JUNE 24, 2004

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                                       i

                                TABLE OF CONTENTS

SECTION 1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.........................................   2
(a) No Registration..............................................................................   2
(b) No Integration...............................................................................   3
(c) Rule 144A....................................................................................   3
(d) Offering Memorandum..........................................................................   3
(e) Offering Materials Furnished to Initial Purchasers...........................................   3
(f) Authorization of the Purchase Agreement......................................................   3
(g) Authorization of the Indenture...............................................................   3
(h) Authorization of the Debentures..............................................................   4
(i) Authorization of the Conversion Shares.......................................................   4
(j) Authorization of the Registration Rights Agreement...........................................   4
(l) No Material Adverse Change...................................................................   4
(m) Independent Accountants......................................................................   5
(n) Preparation of the Financial Statements......................................................   5
(o) Incorporation and Good Standing of the Company and its Subsidiaries..........................   5
(p) Capitalization and Other Capital Stock Matters...............................................   5
(q) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required...   6
(r) No Material Actions or Proceedings...........................................................   6
(s) Intellectual Property Rights.................................................................   6
(t) All Necessary Permits, etc...................................................................   7
(u) Title to Properties..........................................................................   7
(v) Tax Law Compliance...........................................................................   7
(w) Company Not an "Investment Company"..........................................................   7
(x) Insurance....................................................................................   7
(y) No Price Stabilization or Manipulation.......................................................   8
(z) Related Party Transactions...................................................................   8
(aa) Recent Sales................................................................................   8
(bb) No General Solicitation.....................................................................   8
(cc) No Unlawful Contributions or Other Payments.................................................   8
(dd) Company's Accounting System.................................................................   8
(ee) Compliance with Environmental Laws..........................................................   8
(ff) ERISA Compliance............................................................................   9
(gg) Brokers.....................................................................................  10
(hh) No Outstanding Loans or Other Indebtedness..................................................  10
(ii) Compliance with Laws........................................................................  10
SECTION 2. PURCHASE, SALE AND DELIVERY OF THE DEBENTURES.........................................  10
(a) The Firm Debentures..........................................................................  10
(b) The First Closing Date.......................................................................  10
(c) The Optional Debentures; the Second Closing Date.............................................  10
(d) Payment for the Debentures...................................................................  11
(e) Delivery of the Debentures...................................................................  11
SECTION 3. ADDITIONAL COVENANTS OF THE COMPANY...................................................  11
(a) Representative's Review of Proposed Amendments and Supplements...............................  11
(b) Amendments and Supplements to the Offering Memorandum and Other Securities Act Matters.......  12
(c) Copies of Offering Memorandum................................................................  12
(d) Blue Sky Compliance..........................................................................  12
(e) Rule 144A Information........................................................................  12

(f) Legends......................................................................................  13
(g) No General Solicitation......................................................................  13
(h) No Integration...............................................................................  13
(i) Rule 144 Tolling.............................................................................  13
(j) Use of Proceeds..............................................................................  13
(k) Transfer Agent...............................................................................  13
(l) Agreement Not to Offer or Sell Additional Securities.........................................  13
(m) Investment Limitation........................................................................  13
(n) No Manipulation of Price.....................................................................  13
(o) Listing of Conversion Shares.................................................................  14
SECTION 4. PAYMENT OF EXPENSES...................................................................  14
SECTION 5. CONDITIONS OF THE OBLIGATIONS OF THE INITIAL PURCHASERS...............................  14
(a) Accountants' Comfort Letter..................................................................  14
(b) No Material Adverse Change or Rating Agency Change...........................................  14
(c) Opinion of Counsel for the Company...........................................................  15
(d) Opinion of Counsel for the Initial Purchasers................................................  15
(e) Officers' Certificate........................................................................  15
(f) Bring-down Comfort Letter....................................................................  15
(g) Registration Rights Agreement................................................................  15
(i) Lock-Up Agreement from Certain Securityholders of the Company................................  16
(j) PORTAL Designation...........................................................................  16
(k) Additional Documents.........................................................................  16
SECTION 6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF INITIAL PURCHASERS......................  16
SECTION 7. REIMBURSEMENT OF INITIAL PURCHASERS' EXPENSES.........................................  17
SECTION 8. INDEMNIFICATION.......................................................................  17
(a) Indemnification of the Initial Purchasers....................................................  17
(b) Indemnification of the Company, its Directors and Officers...................................  18
(c) Notifications and Other Indemnification Procedures...........................................  18
(d) Settlements..................................................................................  19
SECTION 9. CONTRIBUTION..........................................................................  19
SECTION 10. DEFAULT OF ONE OR MORE OF THE SEVERAL INITIAL PURCHASERS.............................  20
SECTION 11. TERMINATION OF THIS AGREEMENT........................................................  21
SECTION 12. REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY..................................  22
SECTION 13. NOTICES..............................................................................  22
SECTION 14. SUCCESSORS...........................................................................  22
SECTION 15. PARTIAL UNENFORCEABILITY.............................................................  23
SECTION 16. GOVERNING LAW PROVISIONS.............................................................  23
SECTION 17. GENERAL PROVISIONS...................................................................  23

                               PURCHASE AGREEMENT

                                                                   June 24, 2004

BANC OF AMERICA SECURITIES LLC
As Representative of the several Initial Purchasers
9 West 57th Street
New York, New York  10019

Ladies and Gentlemen:

                  Per-Se Technologies, Inc., a Delaware corporation (the "Company), proposes to issue and sell to the several initial purchasers named in Schedule A (the "Initial Purchasers") $100,000,000 in aggregate principal amount of its 3.25% Convertible Subordinated Debentures Due 2024 (the "Firm Debentures"). In addition, the Company has granted to the Initial Purchasers an option to purchase up to an additional $25,000,000 in aggregate principal amount of its 3.25% Convertible Subordinated Debentures Due 2024 (the "Optional Debentures" and, together with the Firm Debentures, the "Debentures"). The Debentures will be redeemable at the Company's option at any time after July 6, 2009. Banc of America Securities LLC ("BAS") has agreed to act as representative of the several Initial Purchasers (in such capacity, the "Representative") in connection with the offering and sale of the Debentures.

                  The Debentures will be convertible into fully paid, non-assessable shares of common stock, par value $.01 per share, of the Company (the "Common Stock") together with the rights (the "Rights") evidenced by such Common Stock to the extent provided in the Rights Agreement (the "Rights Agreement") dated February 11, 1999, as amended, between the Company and American Stock Transfer & Trust Company. The Debentures will be convertible initially at a conversion rate of 56.0243 shares per $1,000 principal amount of the Debentures, on the terms, and subject to the conditions, set forth in the Indenture (as defined below). As used herein, "Conversion Shares" means the shares of Common Stock and accompanying Rights into which the Debentures are convertible. The Debentures will be issued pursuant to an indenture (the "Indenture") to be dated as of the First Closing Date (as defined in Section 2), between the Company and U.S. Bank National Association, a banking corporation, as trustee (the "Trustee").

                  The Debentures will be offered and sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended, and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder (the "Securities Act"), in reliance upon an exemption therefrom.

                  The Company will enter into an Amendment, dated as of June 30, 2004 (the "Credit Agreement Amendment"), to its Credit Agreement dated as of September 11, 2003, among the Company, certain subsidiaries of the Company identified therein, as Guarantors, the Lenders identified therein and Bank of America, N.A., as Administrative Agent (the "Credit Agreement"), that amends the Credit Agreement to permit the transactions contemplated by this Agreement.

                  Holders of the Debentures (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Resale Registration Rights Agreement, dated the First Closing Date, between the Company and the Initial Purchasers (the "Registration Rights Agreement"), pursuant to which the Company will agree to file with the Commission a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Registration Statement") covering the resale of the Debentures and the Conversion Shares, and to use its commercially reasonable efforts to cause the Registration Statement to be declared effective. This Agreement, the Indenture, the Debentures, the Credit Agreement Amendment and the Registration Rights Agreement are referred to herein collectively as the "Operative Documents."

                  The Company understands that the Initial Purchasers propose to make an offering of the Debentures on the terms and in the manner set forth herein and in the Offering Memorandum (as defined below) and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Debentures to purchasers (the "Subsequent Purchasers") at any time after the date of this Agreement. The Debentures are to be offered and sold to or through the Initial Purchasers without being registered under the Securities Act in reliance upon exemptions therefrom. The terms of the Debentures and the Indenture will require that investors that acquire Debentures expressly agree that Debentures (and any Conversion Shares) may only be resold or otherwise transferred, after the date hereof, if such Debentures (or Conversion Shares) are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemption afforded by Rule 144A ("Rule 144A") thereunder).

                  The Company has prepared an offering memorandum dated the date hereof setting forth information concerning the Company, the Debentures, the Registration Rights Agreement (as defined below) and the Common Stock in form and substance reasonably satisfactory to the Initial Purchasers. As used in this Agreement, "Offering Memorandum" means, collectively, the Preliminary Offering Memorandum dated as of June 22, 2004 (the "Preliminary Offering Memorandum") and the offering memorandum dated the date hereof (the "Final Offering Memorandum"), each as amended or supplemented by the Company. As used herein, each of the terms "Offering Memorandum", "Preliminary Offering Memorandum" and "Final Offering Memorandum" shall include in each case the documents incorporated or deemed to be incorporated by reference therein.

                  The Company hereby confirms its agreements with the Initial Purchasers as follows:

            SECTION 1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                  The Company hereby represents and warrants to, and agrees with each Initial Purchaser as follows:

      (a) No Registration. Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 6 and their compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Debentures to the Initial Purchasers, the offer, resale and delivery of the Debentures by the Initial Purchasers and the conversion of the Debentures into Conversion Shares, in each case in the manner contemplated by this Agreement, the Indenture and the Offering Memorandum, to register the

Debentures or the Conversion Shares under the Securities Act or to qualify the Indenture the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

      (b) No Integration. None of the Company or any of its subsidiaries (other than the Initial Purchasers in connection with the transactions contemplated by this Agreement, about which no representation is made by the Company) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Securities Act) that is or will be integrated with the sale of the Debentures or the Conversion Shares in a manner that would require registration under the Securities Act of the Debentures or the Conversion Shares.

      (c) Rule 144A. No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Debentures are listed on any national securities exchange registered under Section 6 of the Exchange Act, or quoted on an automated inter-dealer quotation system.

      (d) Offering Memorandum. The Company hereby confirms that it has authorized the use of the Offering Memorandum in connection with the offer and sale of the Securities by the Initial Purchasers. Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Offering Memorandum complied or will comply when it is filed in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder. The Preliminary Offering Memorandum does not contain and the Final Offering Memorandum in the form used by the Initial Purchasers to confirm sales and as of a Closing Date (as defined in Section 2), will not contain, any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty as to information contained in or omitted from the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company by or on the behalf of the Initial Purchasers specifically for inclusion therein.

      (e) Offering Materials Furnished to Initial Purchasers. The Company has delivered (or, in the case of the Final Offering Memorandum, will deliver) to the Representative Preliminary Offering Memorandums and Final Offering Memorandums, as amended or supplemented, in such quantities and at such places as the Representative has reasonably requested for each of the Initial Purchasers.

      (f) Authorization of the Purchase Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

      (g) Authorization of the Indenture. The Indenture has been duly authorized by the Company and, upon the effectiveness of the Registration Statement, will be qualified under the Trust Indenture Act; on the First Closing Date, the Indenture will have been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of the Indenture by the Trustee, will constitute a legally valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles; and the Indenture conforms in all material respects to the description thereof contained in the Offering Memorandum.

      (h) Authorization of the Debentures. The Debentures have been duly authorized by the Company; when the Debentures are executed, authenticated and issued in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers pursuant to this Agreement on the respective Closing Date (assuming due authentication of the Debentures by the Trustee), such Debentures will constitute legally valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles; and the Debentures will conform in all material respects to the description thereof contained in the Offering Memorandum.

      (i) Authorization of the Conversion Shares. (i) The shares of Common Stock initially issuable upon conversion of the Debentures have been duly authorized and reserved and, when issued upon conversion of the Debentures in accordance with the terms of the Debentures, will be validly issued, fully paid and non-assessable, and the issuance of such shares will not be subject to any preemptive or similar rights and (ii) the Rights, if any, issuable upon conversion of the Debentures have been duly authorized and, when and if issued upon conversion in accordance with the terms of the Indenture and the Rights Agreement, will have been validly issued.

      (j) Authorization of the Registration Rights Agreement. The Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law, equitable principles or public policy and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

      (k) Authorization of the Credit Agreement Amendment. The Credit Agreement Amendment has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

      (l) No Material Adverse Change. Except as otherwise disclosed in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), subsequent to the respective dates as of which information is given in the Offering Memorandum: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a "Material Adverse Change"); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business, nor entered into any material transaction or agreement not in the ordinary course of business; and
(iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

      (m) Independent Accountants. Ernst & Young LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules incorporated by reference in the Offering Memorandum, are an independent registered public accounting firm as required by the Securities Act and the Exchange Act.

      (n) Preparation of the Financial Statements. The financial statements included in the Offering Memorandum present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. The supporting schedules incorporated in the Offering Memorandum present fairly the information required to be stated therein. Such financial statements and supporting schedules have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. The financial data set forth in the Offering Memorandum under the captions "Summary--Summary Consolidated Financial Data" and "Capitalization" fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Offering Memorandum.

      (o) Incorporation and Good Standing of the Company and its Subsidiaries. Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation or a limited liability company in good standing under the laws of the jurisdiction of its incorporation or organization and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and, in the case of the Company, to enter into and perform its obligations under this Agreement. Each of the Company and each subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock of each subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim other than those granted pursuant to the Credit Agreement and related loan documents.

      (p) Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding capital stock of the Company is as set forth in the Offering Memorandum under the caption "Capitalization" (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the Offering Memorandum or upon exercise of outstanding options described in the Offering Memorandum). The Common Stock (including the Conversion Shares) conforms in all material respects to the description thereof contained in the Offering Memorandum. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in the Offering Memorandum. The description of the Company's stock option, stock bonus, deferred stock unit and other stock plans or arrangements ("Stock Plans"), and the options or other rights granted thereunder, set forth in the Offering Memorandum accurately and fairly describes in all material respects such plans, arrangements, options and rights.

      (q) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or is in default (or, with the giving of notice or lapse of time, would be in default) ("Default") under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound (including, without limitation, the Credit Agreement, as amended by the Credit Agreement Amendment), or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an "Existing Instrument"), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change.

                  The Company's execution, delivery and performance of the Operative Documents and consummation of the transactions contemplated thereby and by the Offering Memorandum (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or by-laws of the Company, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company's execution, delivery and performance of the Operative Documents and consummation of the transactions contemplated thereby and by the Offering Memorandum, except (i) with respect to the transactions contemplated by the Registration Rights Agreement, as may be required under the Securities Act, the Trust Indenture Act and the Rules and Regulations promulgated thereunder and (ii) such as have been obtained or made by the Company and are in full force and effect under the Securities Act, applicable state securities or blue sky laws.

      (r) No Material Actions or Proceedings. Except as otherwise disclosed in the Offering Memorandum, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Company's knowledge, threatened (i) against or affecting the Company or any of its subsidiaries, (ii) which has as the subject thereof any officer or director of, or property owned or leased by, the Company or any of its subsidiaries or (iii) relating to environmental or discrimination matters, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company or such subsidiary and (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the best of the Company's knowledge, is threatened or imminent.

      (s) Intellectual Property Rights. The Company and its subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets and other similar rights (collectively, "Intellectual Property Rights") reasonably necessary to conduct their businesses as now conducted; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Change. Neither the Company nor any of its subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Change. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Offering Memorandum and are not described in all material respects. None of the technology employed by the Company has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company or, to the Company's knowledge, any of its officers, directors or employees or otherwise in violation of the rights of any persons.

      (t) All Necessary Permits, etc. The Company and each subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, except for such certificates, authorizations and permits the absence of which would not result in a Material Adverse Change. Neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.

      (u) Title to Properties. The Company and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements included in the Offering Memorandum, in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except those granted pursuant to the Credit Agreement and related loan documents and except such as do not, singly or in the aggregate, materially and adversely affect the value of such property and do not, singly or in the aggregate, materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not, singly or in the aggregate, materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

      (v) Tax Law Compliance. The Company and its consolidated subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them. The Company has made adequate charges, accruals and reserves in the financial statements included in the Offering Memorandum in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its consolidated subsidiaries has not been finally determined.

      (w) Company Not an "Investment Company". The Company is not, and, after receipt of payment for the Debentures and application of the proceeds as described in the Offering Memorandum, will not be, required to register as an "investment company" within the meaning of Investment Company Act.

      (x) Insurance. Except as otherwise disclosed in the Offering Memorandum, each of the Company and its subsidiaries are insured by institutions believed by the Company to be recognized, financially sound and reputable with policies in such amounts and with such deductibles and covering such risks as the Company deems adequate and customary for its businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of terrorism or vandalism and earthquakes. The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. Except as described in the Offering Memorandum, neither of the Company nor any subsidiary has been denied any insurance coverage which it has sought or for which it has applied and which could reasonably be expected to result in a Material Adverse Change.

      (y) No Price Stabilization or Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in unlawful stabilization or manipulation of the price of the Debentures or the Conversion Shares to facilitate the sale or resale of the Debentures.

      (z) Related Party Transactions. There are no business relationships or related-party transactions involving the Company or any subsidiary or any other person required to be described in the Offering Memorandum which have not been described as required.

      (aa) Recent Sales. The Company has not sold or issued any shares of Common Stock, any security convertible into shares of Common Stock or any security of the same class as the Debentures during the six-month period preceding the date of the Offering Memorandum, including any sales pursuant to Rule 144A or under Regulations D or S of the Securities Act, other than shares issued pursuant to the Stock Plans or pursuant to outstanding options, rights or warrants.

      (bb) No General Solicitation. None of the Company or any of its affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act ("Regulation D")), has, directly or through an agent, engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offering of the Debentures or the Conversion Shares under the Securities Act or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; the Company has not entered into any contractual arrangement with respect to the distribution of the Debentures or the Conversion Shares except for this Agreement and the Registration Rights Agreement, and the Company will not enter into any such arrangement except as may be contemplated by this Agreement or the Registration Rights Agreement.

      (cc) No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the best of the Company's knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Offering Memorandum.

      (dd) Company's Accounting System. Except as described in the Offering Memorandum, the Company maintains a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

      (ee) Compliance with Environmental Laws. Except as would not, individually or in the aggregate, result in a Material Adverse Change (i) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, "Materials of Environmental Concern"), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environment Concern (collectively, "Environmental Laws"), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company or its subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the Company or any of its subsidiaries received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any of its subsidiaries is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys' fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company or any of its subsidiaries, now or in the past (collectively, "Environmental Claims"), pending or, to the best of the Company's knowledge, threatened against the Company or any of its subsidiaries or any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law; and (iii) to the best of the Company's knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that reasonably could result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company or any of its subsidiaries or against any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law.

      (ff) ERISA Compliance. The Company and its subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company, its subsidiaries or their "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA. "ERISA Affiliate" means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code") of which the Company or such subsidiary is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or
(ii) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

      (gg) Brokers. Except as otherwise disclosed in the Offering Memorandum, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder's fee or other fee or commission as a result of any transactions contemplated by this Agreement.

      (hh) No Outstanding Loans or Other Indebtedness. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the members of any of their families, except as disclosed in the Offering Memorandum.

      (ii) Compliance with Laws. The Company has not been advised, and has no reason to believe, that it and each of its subsidiaries are not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where failure to be so in compliance would not result in a Material Adverse Change.

                  Any certificate signed by an officer of the Company and delivered to the Representative or to counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company to each Initial Purchaser as to the matters set forth therein.

                  The Company acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered pursuant to Section 5 hereof, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

      SECTION 2. PURCHASE, SALE AND DELIVERY OF THE DEBENTURES.

      (a) The Firm Debentures. The Company agrees to issue and sell to the several Initial Purchasers the Firm Debentures upon the terms herein set forth. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Initial Purchasers agree, severally and not jointly, to purchase from the Company the respective principal amount of Firm Debentures set forth opposite their names on Schedule A at a purchase price of 97.75% of the aggregate principal amount thereof.

      (b) The First Closing Date. Delivery of the Firm Debentures to be purchased by the Initial Purchasers and payment therefor shall be made at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York (or such other place as may be agreed to by the Company and the Representative) at 9:00 a.m. New York time, on June 30, 2004 (unless postponed in accordance with Section 10) or such other time and date as may be agreed to by the Company and the Representative (the time and date of such closing are called the "First Closing Date").

      (c) The Optional Debentures; the Second Closing Date. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the several Initial Purchasers to purchase, severally and not jointly, up to $25,000,000 aggregate principal amount of Optional Debentures from the Company at the same price as the purchase price to be paid by the Initial Purchasers for the Firm Debentures. The option granted hereunder may be exercised at any time (but not more than once) upon notice by the Representative to the Company, so long as such notice is given within 30 days from the date of this Agreement. Such notice shall set forth (i) the amount (which shall be an integral multiple of $1,000 in aggregate principal amount) of

Optional Debentures as to which the Initial Purchasers are exercising the option and (ii) the time, date and place at which such Debentures will be delivered (which time and date may be simultaneous with, but not earlier than, the First Closing Date; and in such case the term "First Closing Date" shall refer to the time and date of delivery of the Firm Debentures and the Optional Debentures). Such time and date of delivery, if subsequent to the First Closing Date, is called the "Second Closing Date" and shall be determined by the Representative, but shall not be later than 10 days after the notice from the Representative. If any Optional Debentures are to be purchased, each Initial Purchaser agrees, severally and not jointly, to purchase the principal amount of Optional Debentures (subject to such adjustments to eliminate fractional amount as the Representative may determine) that bears the same proportion to the total principal amount of Optional Debentures to be purchased as the principal amount of Firm Debentures set forth on Schedule A opposite the name of such Initial Purchaser bears to the total principal amount of Firm Debentures. The Representative may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company. Each of the First Closing Date and the Second Closing Date is called a "Closing Date."

      (d) Payment for the Debentures. Payment for the Firm Debentures and the Optional Debentures shall be made at the First Closing Date and the Second Closing Date, respectively, by wire transfer of immediately available funds to one or more accounts specified by the Company.

                  It is understood that the Representative has been authorized, for its own account and the accounts of the several Initial Purchasers, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Debentures and any Optional Debentures the Initial Purchasers have agreed to purchase. BAS, individually and not as the Representative of the Initial Purchasers, may (but shall not be obligated to) make payment for any Debentures to be purchased by any Initial Purchaser whose funds shall not have been received by the Representative by the First Closing Date or the Second Closing Date, as the case may be, for the account of such Initial Purchaser, but any such payment shall not relieve such Initial Purchaser from any of its obligations under this Agreement.

      (e) Delivery of the Debentures. The Company shall deliver, or cause to be delivered, to the Representative for the accounts of the several Initial Purchasers the Firm Debentures in the form of one or more permanent global securities (the "Global Debentures"), deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC, at the First Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Company shall also deliver, or cause to be delivered, to the Representative for the accounts of the several Initial Purchasers, the Optional Debentures in the form Global Debentures, deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC, which the Initial Purchasers have agreed to purchase at the First Closing Date or the Second Closing Date, as the case may be, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.

      SECTION 3. ADDITIONAL COVENANTS OF THE COMPANY.

                  The Company further covenants and agrees with each Initial Purchaser as follows:

      (a) Representative's Review of Proposed Amendments and Supplements. During such period beginning on the date hereof and ending on the date which is the earlier of nine months after the date hereof or the completion of the resale of the Debentures by the Initial Purchasers (as notified by the Initial Purchasers to the Company), prior to amending or supplementing the Offering Memorandum, the Company shall furnish to the Representative for review a copy of each such proposed amendment or supplement, and the Company shall not print or distribute such proposed amendment or supplement to which the Representative reasonably objects.

      (b) Amendments and Supplements to the Offering Memorandum and Other Securities Act Matters. If, at any time prior to the earlier of nine months after the date hereof or the completion of the resale of the Debentures by the Initial Purchasers (as notified by the Initial Purchasers to the Company), any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or if in the opinion of the Representative or counsel for the Initial Purchasers it is otherwise necessary to amend or supplement the Offering Memorandum to comply with law, the Company shall promptly notify the Initial Purchasers and prepare, subject to Section 3(a) hereof, such amendment or supplement as may be necessary to correct such untrue statement or omission.

      (c) Copies of Offering Memorandum. The Company agrees to furnish the Representative, without charge, until the earlier of nine months after the date hereof or the completion of the resale of the Debentures by the Initial Purchasers (as notified by the Initial Purchasers to the Company) as many copies of the Offering Memorandum and any amendments and supplements thereto as the Representative may request.

      (d) Blue Sky Compliance. The Company shall cooperate with the Representative and counsel for the Initial Purchasers, as the Initial Purchasers may reasonably request from time to time, to qualify or register the Debentures for sale under (or obtain exemptions from the application of) the state securities or blue sky laws of those jurisdictions designated by the Representative, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Debentures. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. So long as the Company is required to continue such qualifications, registrations or exemptions, the Company will advise the Representative promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Debentures for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its commercially reasonable efforts to obtain the withdrawal thereof at the earliest possible moment.

      (e) Rule 144A Information. For so long as any of the Debentures are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company shall provide to any holder of the Debentures or to any prospective purchaser of the Debentures designated by any holder, upon request of such holder or prospective purchaser, information required to be provided by Rule 144A(d)(4) of the Securities Act if, at the time of such request, the Company is not subject to the reporting requirements under Section 13 or 15(d) of the Exchange Act.

      (f) Legends. Each of the Debentures will bear, to the extent applicable, the legend contained in "Notice to Investors" in the Offering Memorandum for the time period and upon the other terms stated therein.

      (g) No General Solicitation. Except following the effectiveness of the Registration Statement (as defined in the Registration Rights Agreement), the Company will not, and will cause its subsidiaries not to, solicit any offer to buy or offer to sell the Debentures by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

      (h) No Integration. The Company will not, and will cause its subsidiaries not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Securities Act) in a transaction that could reasonably be expected to be integrated with the sale of the Debentures in a manner that would require the registration under the Securities Act of the Debentures.

      (i) Rule 144 Tolling. During the period of two years after the last Closing Date, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Securities Act) to, resell any of the Debentures which constitute "restricted securities" under Rule 144 that have been reacquired by any of them.

      (j) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Debentures sold by it in the manner described under the caption "Use of Proceeds" in the Offering Memorandum.

      (k) Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

      (l) Agreement Not to Offer or Sell Additional Securities. During the period commencing on the date hereof and ending on the 90th day following the date of the Final Offering Memorandum, the Company will not, without the prior written consent of BAS (which consent may be withheld at the sole discretion of BAS), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any shares of Common Stock, options or warrants to acquire shares of the Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock (other than as contemplated by this Agreement, the Registration Rights Agreement or the Debentures); provided, however, that the Company may issue shares of its Common Stock or options to purchase its Common Stock, or other awards payable in shares of its Common Stock pursuant to any Stock Plan.

      (m) Investment Limitation. The Company shall not invest or otherwise use the proceeds received by the Company from its sale of the Debentures in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company Act.

      (n) No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

      (o) Listing of Conversion Shares. The Company will use its best efforts to have the Conversion Shares approved by the Nasdaq National Market ("Nasdaq") for quotation prior to the effectiveness of the Registration Statement.

      SECTION 4. PAYMENT OF EXPENSES.

                  The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder including without limitation (i) all expenses incident to the issuance and delivery of the Debentures (including all printing and engraving costs), (ii) all fees and expenses of the Trustee under the Indenture, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Debentures to the Initial Purchasers, (iv) all fees and expenses of the Company's counsel, independent public or certified public accountants, (v) all costs and expenses incurred in connection with the preparation, printing, shipping and distribution of the Offering Memorandum, all amendments and supplements thereto and this Agreement, (vi) all filing fees, attorneys' fees and expenses incurred by the Company or the Initial Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Debentures for offer and sale under the state securities or blue sky laws, and, if requested by the Representative, preparing and printing a "Blue Sky Survey" or memorandum, and any supplements thereto, advising the Initial Purchasers of such qualifications, registrations and exemptions, (vii) the expenses of the Company and the Initial Purchasers in connection with the marketing and offering of the Debentures, (viii) the fees and expenses associated with listing the Conversion Shares on the Nasdaq National Market and (ix) all expenses and fees in connection with admitting the Debentures for trading in the PORTAL Market. Except as provided in this Section 4, Section 7, Section 10 and Section 11 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel.

      SECTION 5. CONDITIONS OF THE OBLIGATIONS OF THE INITIAL PURCHASERS.

                  The obligations of the several Initial Purchasers to purchase and pay for the Debentures as provided herein on the First Closing Date and, with respect to the Optional Debentures, the Second Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 1 hereof as of the date hereof and as of the First Closing Date as though then made and, with respect to the Optional Debentures, as of the Second Closing Date as though then made, to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

      (a) Accountants' Comfort Letter. On the date hereof, the Representative shall have received from Ernst & Young LLP, independent auditors for the Company, a letter dated the date hereof addressed to the Initial Purchasers, in form and substance satisfactory to the Representative, containing statements and information of the type ordinarily included in accountants' "comfort letters" to Initial Purchasers, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Offering Memorandum.

      (b) No Material Adverse Change or Rating Agency Change. For the period from and after the date of this Agreement and prior to the First Closing Date and, with respect to the Optional Debentures, the Second Closing Date:

            (i) in the judgment of the Representative there shall not have occurred any Material Adverse Change; and

            (ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company or any of its subsidiaries or in the rating outlook for the Company or any of its subsidiaries by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

            (c) Opinion of Counsel for the Company. On each of the First Closing Date and the Second Closing Date the Representative shall have received the favorable opinions of (i) Alston & Bird LLP, outside counsel for the Company, dated as of such Closing Date, the form of which is attached as Exhibit A-1 and (ii) internal counsel for the Company, dated as of such Closing Date, the form of which is attached as Exhibit A-2.

      (d) Opinion of Counsel for the Initial Purchasers. On each of the First Closing Date and the Second Closing Date the Representative shall have received the favorable opinion of Davis Polk & Wardwell, counsel for the Initial Purchasers, dated as of such Closing Date, the form of which is attached as Exhibit B.

      (e) Officers' Certificate. On each of the First Closing Date and the Second Closing Date the Representative shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of such Closing Date, to the effect set forth in subsection
(b)(ii) of this Section 5, and further to the effect that:

            (i) for the period from and after the date of this Agreement and prior to such Closing Date, there has not occurred any Material Adverse Change;

            (ii) the representations and warranties of the Company set forth in
      Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of such Closing Date; and

            (iii) the Company has complied with all the covenants and agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

      (f) Bring-down Comfort Letter. On each of the First Closing Date and the Second Closing Date the Representative shall have received from Ernst & Young LLP, independent auditors for the Company, a letter dated such date, in form and substance satisfactory to the Representative, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (a) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the First Closing Date or Second Closing Date, as the case may be.

      (g) Registration Rights Agreement. The Company and the Initial Purchasers shall have executed and delivered the Registration Rights Agreement (in form and substance satisfactory to the Initial Purchasers), and the Registration Rights Agreement shall be in full force and effect.

      (h) Credit Agreement Amendment. The Credit Agreement Amendment shall have been duly entered into by the Company, the Guarantors, the Lenders identified therein and the Administrative Agent (as defined in the Credit Agreement) and shall be in full force and effect.

      (i) Lock-Up Agreement from Certain Securityholders of the Company. On or prior to the date hereof, the Company shall have furnished to the Representative an agreement in the form of Exhibit C hereto from the executive officers and directors of the Company, and such agreement shall be in full force and effect on each of the First Closing Date and the Second Closing Date.

      (j) PORTAL Designation. The Debentures shall have been designated PORTAL-eligible securities in accordance with the rules and regulations of the National Association of Securities Dealers, Inc.

      (k) Additional Documents. On or before each of the First Closing Date and the Second Closing Date, the Representative and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Debentures as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

            If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representative by notice to the Company at any time on or prior to the First Closing Date and, with respect to the Optional Debentures, at any time prior to the Second Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 7 Section 8 and Section 9 shall at all times be effective and shall survive such termination.

      SECTION 6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF INITIAL
PURCHASERS.

            Each of the Initial Purchasers represents and warrants that it is a "qualified institutional buyer," as defined in Rule 144A of the Securities Act. Each Initial Purchaser agrees with the Company that:

            (a) The Debentures and the Conversion Shares have not been and will not be registered under the Securities Act in connection with the initial offering of the Debentures.

            (b) The Initial Purchasers are purchasing the Debentures pursuant to a private sale exemption from registration under the Securities Act.

            (c) The Debentures have not been and will not be offered or sold by such Initial Purchaser or its affiliates acting on its behalf except in accordance with Rule 144A.

            (d) The Initial Purchasers will not offer or sell the Debentures in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio, or
(ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising in the United States.

            (e) The Initial Purchasers have not offered or sold, and will not offer or sell, any Debentures except to persons whom they reasonably believe to be QIBs.

      SECTION 7. REIMBURSEMENT OF INITIAL PURCHASERS' EXPENSES.

                  If this Agreement is terminated by the Representative pursuant to Section 5, Section 10 or Section 11, or if the sale to the Initial Purchasers of the Debentures on the First Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representative and the other Initial Purchasers (or such Initial Purchasers as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Representative and the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Debentures, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

      SECTION 8. INDEMNIFICATION.

      (a) Indemnification of the Initial Purchasers. The Company agrees to indemnify and hold harmless each Initial Purchaser, its officers and employees, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as and to the extent incurred, to which such Initial Purchaser or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact, in each case, necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (ii) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (iii) in whole or in part upon any failure of the Company to perform its obligations hereunder or under law; or (iv) on any act or failure to act or any alleged act or failure to act by any Initial Purchaser in connection with, or relating in any manner to, the Debentures or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability, expense or action arising out of or based upon any matter covered by clause (i) above, provided that the Company shall not be liable under this clause (iv) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability, expense or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its bad faith or willful misconduct, and to reimburse each Initial Purchaser and each such controlling person for any and all expenses reasonably incurred (including reasonable fees and disbursements of counsel chosen by BAS) as and to the extent such expenses are incurred by such Initial Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Representative expressly for use in the Offering Memorandum (or any amendment or supplement thereto); and provided, further, that with respect to any Preliminary Offering Memorandum, the foregoing indemnity agreement shall not inure to the benefit of any Initial Purchaser from whom the person asserting any loss, claim, damage, liability or expense purchased Debentures, or any person controlling such Initial Purchaser, if copies of the Final Offering Memorandum were timely delivered to such

Initial Purchaser pursuant to Section 2 and a copy of the Final Offering Memorandum (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Initial Purchaser to such person, at or prior to the written confirmation of the sale of the Debentures to such person, and if the Final Offering Memorandum (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense; and provided, further, nothing in this Section 8(a) shall oblige the Company to indemnify any Initial Purchaser, or its officers, employees or controlling persons, who has failed to or refused to purchase Debentures which they have agreed to purchase on the First Closing Date or the Second Closing Date, as the case may be. The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company may otherwise have.

      (b) Indemnification of the Company, its Directors and Officers. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as and to the extent incurred, to which the Company, or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Initial Purchaser), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Representative expressly for use therein; and to reimburse the Company, and each such director, officer or controlling person for any and all expenses reasonably incurred (including reasonable fees and disbursements of counsel chosen by the Company) as and to the extent such expenses are incurred by the Company, or such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that the only information that the Initial Purchasers have furnished to the Company expressly for use in the Offering Memorandum (or any amendment or supplement thereto) are the statements set forth in Schedule B; and the Initial Purchasers confirm that such statements are correct. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Initial Purchaser may otherwise have.

      (c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof may be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and counsel for the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this
Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party (it being understood, however, that the indemnifying party shall not be liable for the fees or expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (BAS in the case of Section 8(b) and Section 9), representing the indemnified parties who are parties to such action).

      (d) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there is a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (y) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

      SECTION 9. CONTRIBUTION.

                  If the indemnification provided for in Section 8 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as and to the extent incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Debentures pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Debentures pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Debentures pursuant to this Agreement (before deducting expenses) received by the Company, and the total discount received by the Initial Purchasers bear to the aggregate initial offering price of the Debentures. The relative fault of the Company, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company, on the one hand, or the Initial Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in
Section 8(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8(c) for purposes of indemnification.

                  The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

                  Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Debentures purchased by it and distributed to investors were offered to investors exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each officer and employee of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director of the Company, each officer of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

      SECTION 10. DEFAULT OF ONE OR MORE OF THE SEVERAL INITIAL PURCHASERS.

                  If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the several Initial Purchasers shall fail or refuse to purchase Debentures that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Debentures which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate principal amount of the Debentures to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the principal amount of Firm Debentures set forth opposite their respective names on Schedule A bears to the aggregate principal amount of Firm Debentures set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Representative with the consent of the non-defaulting Initial Purchasers, to purchase the Debentures which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date. If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the Initial Purchasers shall fail or refuse to purchase Debentures and the aggregate principal amount of Debentures with respect to which such default occurs exceeds 10% of the aggregate principal amount of Debentures to be purchased on such date, and arrangements satisfactory to the Representative and the Company for the purchase of such Debentures are not made within 48 hours after such default, this Agreement shall terminate without liability of any party (other than a defaulting Initial Purchaser) to any other party except that the provisions of Section 4, Section 7, Section 8 and Section 9 shall at all times be effective and shall survive such termination. In any such case either the Representative or the Company shall have the right to postpone the First Closing Date or the Second Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Offering Memorandum or any other documents or arrangements may be effected.

                  As used in this Agreement, the term "Initial Purchaser" shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 10. Any action taken under this Section 10 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

      SECTION 11. TERMINATION OF THIS AGREEMENT.

                  On or prior to the First Closing Date this Agreement may be terminated by the Representative by notice given to the Company if at any time after the date hereof (i) trading or quotation in any of the Company's securities shall have been suspended or limited by the Commission or by the Nasdaq National Market, or trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any federal, New York or Delaware authority; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States' or international political, financial or economic conditions, as in the judgment of the Representative is material and adverse and makes it impracticable to market the Debentures in the manner and on the terms described in the Offering Memorandum or to enforce contracts for the sale of securities;
(iv) in the judgment of the Representative there shall have occurred any Material Adverse Change; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representative may, singly or in the aggregate, interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 11 shall be without liability on the part of (a) the Company to any Initial Purchaser, except that the Company shall be obligated to reimburse the expenses of the Representative and the Initial Purchasers pursuant to Sections 4 and 7 hereof, (b) any Initial Purchaser to the Company, or (c) of any party hereto to any other party except that the provisions of Section 8 and
Section 9 shall at all times be effective and shall survive such termination.

        SECTION 12. REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY.

                  The respective indemnities, contribution, agreements, representations, warranties and other statements of the Company, of its officers and of the several Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation, or statement as to the result hereof, made by or on behalf of any Initial Purchaser or the Company or any of its or their partners, officers or directors or any controlling person, as the case may be, and (ii) acceptance of the Debentures and payment for them hereunder.

        SECTION 13. NOTICES.

                  All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

      If to the Representative:
            Banc of America Securities LLC
            9 West 57th Street
            New York, New York 10019
            Facsimile: 212-583-8457
            Attention: Eric Hambleton

      with a copy to:
            Davis Polk & Wardwell
            450 Lexington Avenue
            New York, New York 10017
            Facsimile: 212-450-4800
            Attention: Winthrop Conrad, Jr.

      If to the Company:
            Per-Se Technologies, Inc.
            2840 Mt. Wilkinson Parkway
            Atlanta, Georgia 30339
            Facsimile: 770-444-4502
            Attention: General Counsel

      with a copy to:
            Alston & Bird LLP
            One Atlantic Center
            1201 West Peachtree Street
            Atlanta, Georgia 30309
            Facsimile: 404-253-8247
            Attention: J. Vaughan Curtis

      Any party hereto may change the address for receipt of communications by giving written notice to the others.

        SECTION 14. SUCCESSORS.

                  This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Initial Purchasers pursuant to
Section 10 hereof, and to the
benefit of the employees, officers and directors and controlling persons referred to in Section 8 and Section 9, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Debentures as such from any of the Initial Purchasers merely by reason of such purchase.

      SECTION 15. PARTIAL UNENFORCEABILITY

                  The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

      SECTION 16. GOVERNING LAW PROVISIONS.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      SECTION 17. GENERAL PROVISIONS.

                  This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto. The Table of Contents and the Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

                  Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 8 and the contribution provisions of
Section 9, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 8 and 9 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Offering Memorandum (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

                  If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                                   Very truly yours,

                                   PER-SE TECHNOLOGIES, INC.

                                   By:           /s/ Chris E. Perkins
                                       -----------------------------------------
                                       Name:  Chris E. Perkins
                                       Title: Executive Vice President and Chief
                                              Financial Officer

                  The foregoing Purchase Agreement is hereby confirmed and accepted by the Representative as of the date first above written.

BANC OF AMERICA SECURITIES LLC
Acting as Representative of the
several Initial Purchasers named in
the attached Schedule A.

By:        /s/ Derek Dillon
    ---------------------------------
    Name:  Derek Dillon
    Title: Managing Director

                                   SCHEDULE A

                                                                AGGREGATE
                                                             PRINCIPAL AMOUNT
                                                                 OF FIRM
                                                             DEBENTURES TO BE
                    INITIAL PURCHASERS                          PURCHASED
Banc of America Securities LLC ...........................     $  80,000,000
Wachovia Capital Markets LLC .............................        10,000,000
Jefferies & Company Inc. .................................        10,000,000

         Total............................................     $ 100,000,000

                                   SCHEDULE B

      a) The statements set forth in the first paragraph of text under the caption "Plan of Distribution" in the Offering Memorandum, concerning the principal amount of Debentures the Initial Purchasers have agreed to purchase;

      b) The statements set forth in the second paragraph of text under the caption "Plan of Distribution" in the Offering Memorandum, concerning resale of the Debentures by the Initial Purchasers;

      c) The statements set forth in the sixth paragraph of text under the caption "Plan of Distribution" in the Offering Memorandum, concerning the intention of the Initial Purchasers to make a market in the Debentures; and

      d) The statements set forth in the eighth paragraph and ninth paragraph of text under the caption "Plan of Distribution" in the Offering Memorandum, concerning short sales, stabilizing transactions and purchases to cover positions created by short sales by the Initial Purchasers.

                                                                     EXHIBIT A-1

                  Opinions of Alston & Bird, LLP, counsel for the Company, to be delivered pursuant to Section 5(c) of the Purchase Agreement.(1)

                  References to the Offering Memorandum in this Exhibit A include any supplements thereto at the Closing Date.

            (i) The Company is a corporation, validly existing and in good standing under the laws of the State of Delaware.

            (ii) The Company has the corporate power to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under the Purchase Agreement.

            (iii) The Company is authorized to transact business as a foreign corporation in the State of Georgia.

            (iv) PST Services, Inc. is a corporation, validly existing under the laws of the State of Georgia, with the corporate power to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum.

            (v) All of the issued and outstanding capital stock of PST Services, Inc. has been duly authorized and validly issued, is fully paid and non-assessable and is owned of record by the Company, to such counsel's knowledge, free and clear of any security interest, mortgage, pledge, lien or encumbrance other than those granted to the lenders pursuant to the Credit Agreement and related loan documents.

            (vi) The Purchase Agreement has been duly authorized, executed and delivered by the Company.

            (vii) The Indenture has been duly authorized, executed and delivered by the Company and is the legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms; and the Indenture conforms in all material respects to the description thereof contained in the Offering Memorandum.

            (viii) The Debentures have been duly authorized by the Company and, when executed, authenticated and issued in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of the Purchase Agreement, will constitute legally valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms; and the Debentures conform in all material respects to the description thereof contained in the Offering Memorandum.

            (ix) The shares of Common Stock initially issuable upon conversion of the Debentures have been duly authorized and reserved and, when issued upon conversion of

----------
(1) Customary assumptions and qualifications will be set forth in a preamble to the opinions.

                                      A-1-1
      the Debentures in accordance with the terms of the Debentures and the Indenture, will be validly issued, fully paid and non-assessable.

            (x) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and is the legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

            (xi) The Credit Agreement Amendment has been duly authorized, executed and delivered by the Company.

            (xii) Neither registration of the Debentures under the Securities Act of 1933, as amended (the "Securities Act"), nor qualification of the Indenture under the Trust Indenture Act of 1939, as amended, is required for (i) the offer and sale of the Debentures by the Company to the Initial Purchasers or (ii) the re-offer and resale of the Debentures by the Initial Purchasers to Qualified Institutional Buyers (as defined in Rule 144A under the Securities Act), in each case in the manner contemplated by the Purchase Agreement and the Offering Memorandum. Such counsel need express no opinion, however, as to when or under what circumstances any Debentures sold by the Initial Purchasers may be reoffered or resold.

            (xiii) The stockholders of the Company do not have any preemptive rights, right of first refusal or other similar right to subscribe for or purchase securities of the Company under the Delaware General Corporation Law, the Company's certificate of incorporation or the Company's bylaws or, to such counsel's knowledge, any contractual rights to subscribe for any of the Debentures or the Conversion Shares.

            (xiv) The Exchange Act Reports(2) (other than the financial statements and related schedules and other financial data therein, as to which we express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

            (xv) The statements in the Offering Memorandum under the captions "Description of the Debentures", "Description of Capital Stock" and "Certain Material United States Federal Income Tax Considerations" insofar as such statements summarize federal statutes, rules or regulations, the Delaware General Corporation Law, the Company's certificate of incorporation, the Company's bylaws or certain contracts or instruments discussed therein, are accurate and fair summaries in all material respects.

            (xvi) No consent, approval, authorization or other order of, or registration or filing with, any federal, State of Georgia or State of New York court or other federal, State of Georgia or State of New York governmental authority or agency is required to be obtained or made by the Company for the Company's execution, delivery and performance of the Purchase Agreement and consummation of the transactions contemplated thereby and by the Offering Memorandum, except as required under the

----------
(2) This term will be defined to include the SEC reports that have been filed by the Company pursuant to Exchange Act Section 13(a) and that are specifically incorporated by reference in the Offering Memorandum.

                                     A-1-2

      Securities Act, the Trust Indenture Act, applicable state securities or blue sky laws and from the NASD.

            (xvii) The execution and delivery of the Purchase Agreement, the Indenture and the Debentures by the Company do not, and if the Company were now to perform its obligations thereunder such performance would not
      (i) result in any violation of the provisions of the certificate of incorporation or bylaws of the Company; (ii) constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (A) the Credit Agreement, as amended by the Credit Agreement Amendment, among the Company, certain subsidiaries of the Company identified therein, as Guarantors, the Lenders identified therein and Bank of America, N.A., as Administrative Agent, or (B) any contract or agreement filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003; or (iii) to such counsel's knowledge, any violation of any existing United States federal, State of Georgia or State of New York statute, rule or regulation, the Delaware General Corporation Law or any administrative or court decree in each case to which the Company or any subsidiary is subject.

            (xviii) The Company is not, and after receipt of payment for the Debentures will not be, an "investment company" within the meaning of Investment Company Act.

                  In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and with representatives of the Initial Purchasers at which the contents of the Offering Memorandum, and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (other than as specified above), and any supplements or amendments thereto, on the basis of the foregoing, no facts have come to their attention which lead them to believe that either the Offering Memorandum or any amendments thereto, as of its date or at the First Closing Date or the Second Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements or schedules or other financial or statistical data included or incorporated by reference in the Offering Memorandum or any amendments or supplements thereto).

                  In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the General Corporation Law of the State of Delaware or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion (which shall be dated the First Closing Date or the Second Closing Date, as the case may be, shall be satisfactory in form and substance to the Initial Purchasers, shall expressly state that the Initial Purchasers may rely on such opinion as if it were addressed to them and shall be furnished to the Representative) of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Initial Purchasers; provided, however, that such counsel shall further state that they believe that they and the Initial Purchasers are justified in relying upon such opinion of other counsel, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

                                     A-1-3

                                                                     EXHIBIT A-2

                  Opinions of internal counsel for the Company to be delivered pursuant to Section 5(c) of the Purchase Agreement.

                  References to the Offering Memorandum in this Exhibit A include any supplements thereto at the Closing Date.

            (i) Each of __________ and _____________(3) (the "Subsidiaries") is
      a corporation, validly existing and in good standing under the laws of its state of incorporation, with the corporate power to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum. The Subsidiaries are authorized to transact business as foreign corporations in the states specified on an exhibit to the opinion.

            (ii) All of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned of record by the Company, to such counsel's knowledge, free and clear of any security interest, mortgage, pledge, lien or encumbrance other than those granted to the lenders pursuant to the Credit Agreement and related loan documents.

            (iii) The authorized, issued and outstanding capital stock of the Company (including the Common Stock) conform in all material respects to the descriptions thereof set forth or incorporated by reference in the Offering Memorandum. All of the outstanding shares of Common Stock have been duly authorized and validly issued, and are fully paid and non-assessable and, to the best of such counsel's knowledge, have been issued in compliance with the registration and qualification requirements of federal and state securities laws. The descriptions of the Company's stock option, deferred stock unit, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Offering Memorandum are accurately and fairly presented in all material respects.

            (iv) Such counsel does not know of any legal or governmental actions, suits or proceedings pending or, to such counsel's knowledge, threatened (i) against or affecting the Company or any of its subsidiaries, (ii) which has as the subject thereof any officer or director of, or property owned or leased by, the Company or any of its subsidiaries or (iii) relating to environmental or discrimination matters, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company or such subsidiary and (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to, singly or in the aggregate, result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement. After due inquiry, such counsel does not know of any existing or, to the best of such counsel's knowledge, threatened or pending, material labor dispute with the employees of the Company or any of its subsidiaries.

----------
(3) List the domestic subsidiaries (other than PST Services, Inc.) that meet the definition of "significant subsidiary" under Securities Act Rule 405.

                                      A-2-1

            (v) To such counsel's knowledge, the descriptions of the Existing Instruments, and references thereto, contained in the Offering Memorandum, are correct in all material respects.

            (vi) The Company and each subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and, to such counsel's knowledge, neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.

            (vii) The Company and its subsidiaries own or possess sufficient Intellectual Property Rights reasonably necessary to conduct their business as now conducted; and the expected expiration of any of such Intellectual Property Rights would not, singly or in the aggregate, result in a Material Adverse Change. To such counsel's knowledge, neither the Company nor any of its subsidiaries has received any notice of infringement or conflict with, and to the best of such counsel's knowledge, there is no infringement of or conflict with, asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would, singly or in the aggregate, result in a Material Adverse Change. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Offering Memorandum and are not described in all material respects. To such counsel's knowledge, none of the technology employed by the Company has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company or any of its officers, directors or employees or otherwise in violation of the rights of any persons.

                                     A-2-2

                                                                       EXHIBIT B

                  Opinion of counsel for the Initial Purchasers to be delivered pursuant to Section 5(d) of the Purchase Agreement.

                  References to the Offering Memorandum in this Exhibit B include any supplements thereto at the Closing Date.

            (i) The Purchase Agreement has been duly authorized, executed and delivered by the Company.

            (ii) The Indenture has been duly authorized by the Company; on the First Closing Date, the Indenture will have been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of the Indenture by the Trustee, will constitute a legally valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors' or by general equitable principles.

            (iii) The Debentures have been duly authorized by the Company; when the Debentures are executed, authenticated and issued in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchasers pursuant to the Purchase Agreement on the respective Closing Date (assuming due authentication of the Debentures by the Trustee), such Debentures will constitute legally valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

            (iv) The Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

            (v) Neither registration of the Debentures under the Securities Act of 1933, as amended, nor qualification of the Indenture under the Trust Indenture Act of 1939, as amended, is required for the offer and sale of the Debentures by the Company to the Initial Purchasers. In expressing such opinion, such counsel may rely on the representations, warranties and agreements of the Company in Sections 1(b), 1(c) 3(g) and 3(h) of the Purchase Agreement and of the Initial Purchasers in Section 6 of the Purchase Agreement. Such counsel need express no opinion, however, as to when or under what circumstances any Debentures sold by the Initial Purchasers may be reoffered or resold.

            (vi) The statements in the Offering Memorandum under the captions "Description of the Debentures" and "Plan of Distribution" insofar as such statements constitute matters of law, have been reviewed by such counsel and fairly summarize, in all material respects, the matters referred to therein.

                  In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent public or certified public accountants for the Company and with representatives of the Initial Purchasers at which the contents of the Offering Memorandum, and any supplements or amendments thereto, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (other than as specified above), and any supplements or amendments thereto, on the basis of the foregoing, nothing has come to their attention which would lead them to believe that either the Offering Memorandum or any amendments thereto, as of its date or at the First Closing Date or the Second Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief as to the financial statements or schedules or other financial or statistical data derived therefrom, included or incorporated by reference in the Offering Memorandum or any amendments or supplements thereto).

                                                                       EXHIBIT C

                                LOCK-UP AGREEMENT

Banc of America Securities LLC
   As Representative of the Several Initial Purchasers
9 West 57th Street
New York, New York  10019

      Re: Per-Se Technologies, Inc. (the "Company")

Ladies and Gentlemen:

                  The undersigned is an owner of record or beneficially of certain shares of Common Stock of the Company ("Common Stock") or securities convertible into or exchangeable or exercisable for Common Stock. The Company proposes to carry out an offering of Convertible Subordinated Debentures (the "Offering") for which you will act as the representative (the "Representative") of the initial purchasers. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that you and the other initial purchasers are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into underwriting arrangements with the Company with respect to the Offering.

                  In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, without the prior written consent of Banc of America Securities LLC (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale) pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, or otherwise dispose of any shares of Common Stock, options or warrants to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under Securities Exchange Act of 1934, as amended) by the undersigned, or publicly announce the undersigned's intention to do any of the foregoing, for a period commencing on the date hereof and continuing to a date 90 days after the date of the Purchase Agreement between the Company and the initial purchasers with respect to the Offering; provided, however, that nothing herein shall prevent the undersigned from exercising Common Stock options (including through a cashless exercise mechanism) as long as the net shares of Common Stock received upon any such exercise are subject to the restrictions set forth in this Lock-Up Agreement. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

                  If the Offering is not consummated on or prior to July 15, 2004, the agreements contained herein shall terminate and be of no further force and effect.

                  This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

                  Dated: _____________________

______________________________________________
          Printed Name of Holder

By: __________________________________________
                 Signature

______________________________________________
          Printed Name of Person Signing

______________________________________________
  Capacity of Person Signing if Signing as
Custodian, Trustee, or on Behalf of an Entity

                                      C-3